--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]



Objective: Growth of capital. Current income is a secondary objective



Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks



Inception: May 1, 1995



Net Assets at December 31, 2000:  $155,869,729



Q. How did the Fund perform for the year ended December 31, 2000?



A: For the year ended December 31, 2000, the Fund's total return was 5.56%(1).

The S&P 500 Index(2) and Russell 2000 Index(3) declined 9.10% and 2.92%,

respectively, over the same period. Each index is an unmanaged indicator of stock market performance.



      For the two-year period ended December 31, 2000, the Fund's average annual total return was 12.46%, vs. annual total returns of 4.90% and 8.56% for the S&P

500 and Russell 2000 Indices, respectively. For the five-year period ended

December 31, 2000, the Fund's average total return was 17.46%, vs. average annual total returns of 18.33% and 10.31% for the S&P 500 and Russell 2000

Indices, respectively. Since its inception on May 1, 1995 through December 31,

2000, the Fund's cumulative total return was 142.31%, or an annual average return of 16.87%.



Q. What factors affected the Fund's performance in 2000?



A: The market's dismal fourth quarter performance, as measured by the S&P 500

Index, led to the worst year for equities since 1981. Over the last several years, we have repeatedly expressed our concern over high equity valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. The bad news is the value of most investors'

equity portfolios is lower than it was a year ago. The good news is that equity valuations are now much more reasonable relative to largely favorable long-term fundamentals. More reasonable valuations provide a more solid foundation for the market to build upon in future years.



      Rapidly rising oil prices took $50 billion out of U.S. consumers' pockets for gasoline expenditures alone. Then, in the second quarter, the reversal of the "wealth effect" - declining equities portfolios - further eroded consumer confidence and spending. The tight Federal Reserve Board (Fed) policy and its impact on the money supply and short-term interest rates worked. Finally, the disputed U.S. Presidential election inflicted thirty-seven days of uncertainty,

and consumers began buckling up their life preservers. The global economic ship floundered and U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession.



================================================================================

      "The global economic ship floundered and U.S. Gross Domestic Product

      ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession."

================================================================================



      Our energy and energy services investments rewarded shareholders this year, as did our investments in aerospace and aerospace component manufacturers.

Media stocks declined sharply as media companies with advertising-supported earnings were threatened by the slowing economy and the absence of spending on the Olympics, political activity, and the internet, which had bolstered 1999 and early 2000 earnings. Telecommunications and communications equipment manufacturers also performed poorly this year. We've had significant exposure to telecommunications stocks throughout the 1990's. We have gone through periods in which returns from this sector were modest and periods in which performance was exceptional. This is the first year telecommunications stocks have significantly penalized Fund returns. This sector's poor performance in 2000 has not diminished our enthusiasm for what we believe will remain a dynamic global growth industry.



--------------------------------------------------------------------------------

(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.

      Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.

(2)   The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.

(3)   The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S.

      stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000

      Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Q. What is your outlook for the future year?



A: Our longer term forecast is for an economic (and earnings) recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro,

foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we do think some tax relief is on the horizon. The Federal Reserve has blinked, acknowledging that the risk of recession now outweighs that of inflation, and has already reduced interest rates by 1.0% in 2001. We believe

S&P 500 Index growth will be buttressed by its roughly one-third non-U.S.

component, and come in with a respectable 5.0% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward,

and by the fourth quarter of 2001 should result in some pleasant earnings surprises, helping to renew investor confidence and revive the market.



      Economists (even those at the Federal Reserve), business leaders, and market strategists were taken by surprise by the economy's rapid deceleration in the second half of 2000. To date, investors have reacted quite responsibly -

bailing out of stocks with the most excessive valuations and displaying considerably more patience with more fundamentally sound equities. Going forward, we believe investors will be less prone to repeating the mistakes of the past several years. They will recognize that valuations do matter, even for stocks in growth industries like technology. If the economy stabilizes, as we believe it will sometime in the first half of 2001, the ensuing market recovery will be based on fundamentals, not fantasy. We believe this market will favor portfolios comprised of fundamentally attractive equities.



--------------------------------------------------------------------------------

Gabelli Capital Asset Fund Profile

----------------------------------



--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                      FOR PERIODS ENDED DECEMBER 31, 2000

================================================================================

1 Year ...............................................................     5.56%

3 Years ..............................................................    12.21%

5 Years ..............................................................    17.46%

Since Inception (5/1/95) .............................................    16.87%

--------------------------------------------------------------------------------

(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.

      Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                    Top Ten Holdings as of December 31, 2000



--------------------------------------------------------------------------------

      1. Telephone & Data Systems Inc.                             3.61%

--------------------------------------------------------------------------------

      2. Cablevision Systems Corp.                                 3.19%

--------------------------------------------------------------------------------

      3. Chris-Craft Industries Inc.                               2.58%

--------------------------------------------------------------------------------

      4. Viacom Inc.                                               2.49%

--------------------------------------------------------------------------------

      5. Rollins Inc.                                              2.40%

--------------------------------------------------------------------------------

      6. Liberty Media Group                                       2.28%

--------------------------------------------------------------------------------

      7. Carter-Wallace Inc.                                       2.16%

--------------------------------------------------------------------------------

      8. Shaw Industries Inc.                                      2.14%

--------------------------------------------------------------------------------

      9. Media General Inc.                                        1.95%

--------------------------------------------------------------------------------

     10. Whitman Corp.                                             1.78%

--------------------------------------------------------------------------------



                  Growth of a Hypothetical $10,000 Investment



  [The following table was depcited as a line chart in the printed material.]



                    Gabelli Capital

                       Asset Fund             S&P 500 Index

                    ---------------           -------------

 5/95                    10000                    10000

12/95                    10840                    12178

12/96                    12034                    14974

12/97                    17159                    19969

12/98                    19168                    25708

12/99                    22965                    31114

12/00                    24242                    28283



To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



Schedule of Investments

December 31, 2000



----------------------

COMMON STOCKS -- 95.8%

----------------------

                                                                       Market

   Shares                                               Cost           Value

-------------------------------------------------------------------------------

Agriculture -- 1.2%

   145,000      Archer-Daniels-Midland Co.         $  1,876,182    $  2,175,000

-------------------------------------------------------------------------------

Automotive -- 0.7%

    15,000      Ford Motor Co.                          367,312         351,562

    13,282      General Motors Corp.                    885,755         676,552

                                                   ------------    ------------

                                                      1,253,067       1,028,114

-------------------------------------------------------------------------------

Automotive: Parts and Accessories -- 3.2%

    80,000      Dana Corp.                            2,129,274       1,225,000

    40,000      Federal-Mogul Corp.                      77,300          92,500

   100,000      GenCorp Inc.                            890,885         962,500

    68,000      Modine Manufacturing Co.              2,300,741       1,411,000

    40,000      Scheib (Earl) Inc.+                     278,875          97,500

    50,000      Standard Motor Products Inc.          1,101,300         368,750

    20,000      Superior Industries

                  International Inc.                    509,781         631,250

    50,000      Tenneco Automotive Inc.                 439,819         150,000

    40,000      TransPro Inc.                           274,101         102,500

                                                   ------------    ------------

                                                      8,002,076       5,041,000

-------------------------------------------------------------------------------

Aviation: Parts and Services -- 2.2%

    20,000      AAR Corp.                               275,025         252,500

    48,000      Barnes Group Inc.                     1,125,765         954,000

    16,000      Curtiss-Wright Corp.                    470,869         744,000

    50,000      Fairchild Corp., Cl. A+                 473,286         275,000

     7,500      Hi-Shear Industries Inc.+                21,717          19,687

    43,000      Kaman Corp., Cl. A                      538,969         725,625

    17,000      Moog Inc., Cl. A+                       446,825         493,000

                                                   ------------    ------------

                                                      3,352,456       3,463,812

-------------------------------------------------------------------------------

Broadcasting -- 7.2%

    68,000      Ackerley Group Inc.                     588,667         612,000

     7,000      BHC Communications Inc.,

                  Cl. A+                              1,018,300         904,750

    60,000      Chris-Craft Industries Inc.+          2,800,775       3,990,000

    70,000      Granite Broadcasting Corp.+             703,811          70,000

    19,000      Gray Communications Systems

                  Inc.                                  335,892         300,437

    83,000      Gray Communications Systems

                  Inc., Cl. B                         1,058,500       1,219,062

    12,000      Hearst-Argyle Television Inc.+          251,729         245,250

    40,000      Liberty Corp.                         1,935,531       1,627,500

    19,000      United Television Inc.                1,676,374       2,204,000

                                                   ------------    ------------

                                                     10,369,579      11,172,999

-------------------------------------------------------------------------------

Building and Construction -- 0.8%

    50,000      Nortek Inc.+                          1,322,030       1,184,375

-------------------------------------------------------------------------------

Business Services -- 1.0%

    20,000      ACNielsen Corp.+                        726,000         725,000

    40,000      Cendant Corp.+                          505,187         385,000

    22,000      Nashua Corp.+                           300,656          97,680

     5,000      Vivendi Universal SA, ADR               324,922         326,562

                                                   ------------    ------------

                                                      1,856,765       1,534,242

-------------------------------------------------------------------------------

Cable -- 4.1%

    58,000      Cablevision Systems

                  Corp., Cl. A+                         687,422       4,926,375

    10,000      NTL Inc.+                               241,750         239,375

    90,000      UnitedGlobalCom Inc., Cl. A+          1,598,917       1,226,250

                                                   ------------    ------------

                                                      2,528,089       6,392,000

-------------------------------------------------------------------------------

Computer Hardware -- 0.1%

     5,000      Hewlett-Packard Co.                     169,997         157,812

-------------------------------------------------------------------------------

Computer Software and Services -- 0.0%

     4,000      Global Sources Ltd.+                    151,147          35,000

-------------------------------------------------------------------------------

Consumer Products -- 5.6%

   100,000      Carter-Wallace Inc.                   1,714,566       3,337,500

    42,000      Gallaher Group plc, ADR                 902,524       1,034,250

    33,000      National Presto Industries Inc.       1,209,585       1,012,687

   175,000      Shaw Industries Inc.                  3,268,125       3,314,062

                                                   ------------    ------------

                                                      7,094,800       8,698,499

-------------------------------------------------------------------------------

Consumer Services -- 2.4%

   185,000      Rollins Inc.                          3,519,037       3,711,562

-------------------------------------------------------------------------------

Diversified Industrial -- 2.3%

    40,000      Ampco-Pittsburgh Corp.                  639,125         480,000

    38,000      GATX Corp.                            1,137,556       1,895,250

     9,500      Harbor Global Co. Ltd.+                  38,375          47,500

    67,000      Katy Industries Inc.                    946,550         402,000

    45,000      Myers Industries Inc.                   560,874         652,500

    70,000      WHX Corp.+                              497,152          52,500

                                                   ------------    ------------

                                                      3,819,632       3,529,750

-------------------------------------------------------------------------------

Electronics -- 0.4%

    42,000      Thomas & Betts Corp.                    706,691         679,875

-------------------------------------------------------------------------------

Energy and Utilities -- 3.3%

    81,600      Azurix Corp.+                           499,068         668,100

   200,000      El Paso Electric Co.+                 1,797,058       2,640,000

     5,000      Florida Public Utilities Co.             79,000          80,000

   120,000      Kaneb Services Inc.+                    439,125         705,000

    15,000      Progress Energy Inc.+                     7,800           6,750

    22,000      Southwest Gas Corp.                     565,746         481,250

    10,000      Texaco Inc.                             516,525         621,250

                                                   ------------    ------------

                                                      3,904,322       5,202,350

-------------------------------------------------------------------------------

Entertainment -- 7.4%

    25,000      Fisher Companies Inc.                 1,695,292       1,375,000

    50,000      GC Companies Inc.+                      753,466         100,000



                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                       Market

   Shares                                               Cost           Value

-------------------------------------------------------------------------------

    16,460      Gemstar-TV Guide

                  International Inc.+              $    661,812    $    763,332

   260,000      Liberty Media Group, Cl. A+             762,816       3,526,250

   100,000      USA Networks Inc.+                      697,386       1,943,750

    82,000      Viacom Inc., Cl. A+                   1,362,887       3,854,000

                                                   ------------    ------------

                                                      5,933,659      11,562,332

-------------------------------------------------------------------------------

Environmental Services -- 0.9%

     2,000      Catalytica Energy Systems Inc.+          32,375          34,500

    60,000      EnviroSource Inc.+                      170,797           4,800

    50,000      Waste Management Inc.                   910,601       1,387,500

                                                   ------------    ------------

                                                      1,113,773       1,426,800

-------------------------------------------------------------------------------

Equipment and Supplies -- 10.6%

    50,000      AMETEK Inc.                             937,874       1,296,875

    40,000      Belden Inc.                             758,312       1,015,000

    25,000      CIRCOR International Inc.+              269,028         250,000

    38,000      CLARCOR Inc.                            723,141         786,125

     1,000      CTS Corp.                                 7,481          36,438

    20,000      Cuno Inc.+                              383,875         536,250

    16,000      Eastern Co.                             257,712         210,000

   135,500      Fedders Corp.                           820,369         626,688

   100,000      Flowserve Corp.+                      1,944,083       2,137,500

    11,000      Franklin Electric Co.                   361,576         753,500

    35,000      IDEX Corp.                            1,012,095       1,159,375

     6,000      Litton Industries Inc.+                 469,095         472,125

    93,000      Navistar International Corp.+         2,706,357       2,435,438

    30,000      Sequa Corp., Cl. A+                   1,048,824       1,091,250

    48,000      SPS Technologies Inc.+                2,053,038       2,631,000

    62,000      UCAR International Inc.+              1,055,796         604,500

    40,000      Watts Industries Inc., Cl. A            557,285         555,000

                                                   ------------    ------------

                                                     15,365,941      16,597,064

-------------------------------------------------------------------------------

Financial Services -- 4.0%

     1,500      Advest Group Inc.                        30,825          53,344

    28,000      Allstate Corp.                          621,350       1,219,750

    70,000      Argonaut Group Inc.                   2,042,601       1,470,000

    30,000      Block (H&R) Inc.                      1,026,448       1,241,250

    36,000      First Union Corp.                     1,060,171       1,001,250

    44,000      Midland Co.                             659,429       1,221,000

                                                   ------------    ------------

                                                      5,440,824       6,206,594

-------------------------------------------------------------------------------

Food and Beverage -- 9.3%

    31,000      Brown-Forman Corp., Cl. A             1,612,087       2,069,250

    90,000      Corn Products International Inc.      2,441,153       2,615,625

    25,000      Diageo plc, ADR                         876,758       1,109,375

    25,000      General Mills Inc.                      848,065       1,114,063

    30,000      Heinz (H.J.) Co.                      1,411,102       1,423,125

    25,000      Keebler Foods Co.                     1,012,500       1,035,938

    50,000      Kellogg Co.                           1,562,016       1,312,500

    20,000      Tootsie Roll Industries Inc.            351,024         921,250

    55,000      Twinlab Corp.+                          473,395          92,812

   168,025      Whitman Corp.                         2,363,966       2,751,401

                                                   ------------    ------------

                                                     12,952,066      14,445,339

-------------------------------------------------------------------------------

Health Care -- 0.7%

    20,000      Block Drug Co. Inc., Cl. A.           1,009,937       1,053,750

-------------------------------------------------------------------------------

Hotels and Gaming -- 4.1%

   140,000      Aztar Corp.+                            999,359       1,811,250

    15,000      Boca Resorts Inc., Cl. A+               143,875         215,625

   110,000      Gaylord Entertainment Co.+            2,995,533       2,296,250

   130,000      Hilton Hotels Corp.                   1,585,697       1,365,000

   125,000      Jackpot Enterprises Inc.+             1,312,995         625,000

    10,000      Trump Hotels &

                  Casino Resorts Inc.+                   36,750          19,375

                                                   ------------    ------------

                                                      7,074,209       6,332,500

-------------------------------------------------------------------------------

Paper and Forest Products -- 3.0%

   130,000      Pactiv Corp.+                         1,298,156       1,608,750

    40,000      Westvaco Corp.                        1,125,075       1,167,500

    40,000      Willamette Industries Inc.            1,834,370       1,877,500

                                                   ------------    ------------

                                                      4,257,601       4,653,750

-------------------------------------------------------------------------------

Publishing -- 7.2%

    36,000      Harcourt General Inc.                 1,581,250       2,059,200

    26,000      Lee Enterprises Inc.                    640,556         775,125

    25,000      McClatchy

                  Newspapers Inc., Cl. A                721,881       1,064,063

    83,000      Media General Inc., Cl. A             3,576,984       3,021,200

    13,000      Meredith Corp.                          267,779         418,438

    38,000      Penton Media Inc.                       584,828       1,021,250

    40,000      PRIMEDIA Inc.+                          543,580         477,500

    20,000      Pulitzer Inc.                           596,916         937,000

    22,000      Reader's Digest

                  Association Inc., Cl. B               556,107         770,000

    90,000      Thomas Nelson Inc.                    1,053,318         630,000

                                                   ------------    ------------

                                                     10,123,199      11,173,776

-------------------------------------------------------------------------------

Real Estate -- 1.3%

    95,000      Catellus Development Corp.+           1,459,526       1,662,500

    37,500      Griffin Land & Nurseries Inc.+          526,963         431,250

                                                   ------------    ------------

                                                      1,986,489       2,093,750

-------------------------------------------------------------------------------

Retail -- 1.5%

     5,000      Aaron Rents Inc.                        100,625          70,313

    10,000      Aaron Rents Inc., Cl. A                 199,750         134,375



                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



Schedule of Investments

December 31, 2000 (Continued)



                                                                       Market

   Shares                                               Cost           Value

-------------------------------------------------------------------------------

    50,000      Albertson's Inc.                   $  1,121,667    $  1,325,000

    40,000      Lillian Vernon Corp.                    631,288         280,000

    15,000      Neiman Marcus

                  Group Inc., Cl. B+                    398,958         496,875

                                                   ------------    ------------

                                                      2,452,288       2,306,563

-------------------------------------------------------------------------------

Satellite -- 0.8%

    55,997      General Motors Corp., Cl. H+          1,719,002       1,287,931

-------------------------------------------------------------------------------

Specialty Chemicals -- 1.7%

    40,000      Ferro Corp.                             795,700         920,000

     1,000      Fuller (H.B.) Co.                        40,396          39,453

     1,000      Great Lakes Chemical Corp.               36,738          37,188

    50,000      Hercules Inc.+                          931,313         953,125

    25,000      Material Sciences Corp.+                262,706         192,188

    80,000      Omnova Solutions Inc.                   598,322         480,000

                                                   ------------    ------------

                                                      2,665,175       2,621,954

-------------------------------------------------------------------------------

Telecommunications -- 3.4%

    34,000      AT&T Canada Inc., Cl. B+              1,060,768         992,375

    50,000      AT&T Corp.                            1,402,987         865,625

    27,000      CenturyTel Inc.                         744,267         965,250

   180,000      Citizens Communications Co.+          2,022,154       2,362,500

    13,000      Viatel Inc.+                            329,938          48,344

                                                   ------------    ------------

                                                      5,560,114       5,234,094

-------------------------------------------------------------------------------

Wireless Communications -- 5.4%

    12,000      AT&T Wireless Group+                    260,569         207,750

     7,000      Leap Wireless International Inc.+       205,115         175,000

    22,000      Nextel Communications Inc.,

                  Cl. A+                                663,664         544,500

    40,000      Rogers Wireless Communications

                  Inc., Cl. B+                          459,662         707,500

     5,000      Rural Cellular Corp., Cl. A+            155,580         148,125

    20,000      Sprint Corp. (PCS Group)+               601,299         408,750

    62,000      Telephone & Data Systems Inc.         2,548,853       5,580,000

     6,000      VoiceStream Wireless Corp.+             636,063         603,750

-------------------------------------------------------------------------------

                                                      5,530,805       8,375,375

-------------------------------------------------------------------------------

                Total Common Stocks                 133,110,952     149,377,962

-------------------------------------------------------------------------------



-----------------------------------

U.S. GOVERNMENT OBLIGATIONS -- 3.4%

-----------------------------------

Principal                                                             Market

  Amount                                               Cost           Value

-------------------------------------------------------------------------------

$5,313,000      U.S. Treasury Bills, 4.37% to

                6.04%++, due 01/18/01 to

                05/03/01                           $  5,249,379    $  5,250,372

-------------------------------------------------------------------------------

Total U.S. Government

  Obligations                                         5,249,379       5,250,372

-------------------------------------------------------------------------------

Total Investments -- 99.2%                         $138,360,331     154,628,334

-------------------------------------------------------------------------------

Other Assets and Liabilities (Net) -- 0.8%                         $  1,241,395

                                                                   ------------

Net Assets -- 100.0%                                               $155,869,729

                                                                   ============



*For Federal tax purposes:

  Aggregate cost                                                   $139,563,825

                                                                   ------------

  Gross unrealized appreciation                                    $ 32,036,349

  Gross unrealized depreciation                                     (16,971,840)

                                                                   ------------

  Net unrealized appreciation                                      $ 15,064,509

                                                                   ============



+ Non-income producing security.

++ Represents annualized yield at date of purchase.

ADR - American Depositary Receipt.



                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Statement of Assets and Liabilities

December 31, 2000



Assets:

   Investments, at value (Cost $138,360,331)                      $ 154,628,334

   Cash                                                                   1,733

   Dividends receivable                                                 126,699

   Receivable for investments sold                                    1,307,532

   Receivable for Fund shares sold                                       16,242

   Other assets                                                           5,840

                                                                  -------------

   Total Assets                                                     156,086,380

                                                                  -------------



Liabilities:

   Payable for Fund shares redeemed                                      23,350

   Payable for investments purchased                                     10,000

   Payable for investment advisory fees                                 130,118

   Other accrued expenses                                                53,183

                                                                  -------------

   Total Liabilities                                                    216,651

                                                                  -------------

   Net Assets applicable to 10,598,056 shares

     outstanding                                                    155,869,729

                                                                  -------------



Net Assets consist of:

   Capital stock, at par value                                    $      10,598

   Additional paid-in capital                                       140,412,909

   Distributions in excess of net realized gain on

     investments                                                       (821,781)

   Net unrealized appreciation on investments                        16,268,003

                                                                  -------------

   Total Net Assets                                               $ 155,869,729

                                                                  =============



   Net Asset Value, offering and redemption

     price per share ($155,869,729 / 10,598,056

     shares outstanding; 500,000,000 shares

     authorized of $0.001 par value)                              $       14.71

                                                                  =============



Statement of Operations

For the Year Ended December 31, 2000



Investment Income:

   Dividends (net of foreign taxes of $5,582)                     $   1,929,273

   Interest                                                             157,912

                                                                  -------------

   Total Investment Income                                            2,087,185

                                                                  -------------



Expenses:

   Management fees                                                    1,632,941

   Legal and audit fees                                                  44,297

   Custodian fees                                                        41,759

   Directors' fees                                                       25,019

   Interest expense                                                      19,246

   Shareholder services fees                                             10,703

   Organizational expenses                                                6,578

   Miscellaneous expenses                                                 5,738

                                                                  -------------

   Total Expenses                                                     1,786,281

                                                                  -------------

   Net Investment Income                                                300,904

                                                                  -------------



Net Realized and Unrealized Gain on

   Investments:

   Net realized gain on investments                                  30,227,730

   Net change in unrealized appreciation (depreciation)

     on investments                                                 (22,077,316)

                                                                  -------------

   Net Realized and Unrealized Gain

     on Investments                                                   8,150,414

                                                                  -------------

   Net Increase in Net Assets Resulting

     from Operations                                              $   8,451,318

                                                                  =============



                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



Statement of Changes in Net Assets





                                                                          Year Ended    Year Ended

                                                                         December 31,   December 31,

                                                                             2000            1999

                                                                         ------------   ------------


Operations:

   Net investment income                                                     300,904        208,390

   Net realized gain on investments                                       30,227,730     17,364,582

   Net change in unrealized appreciation (depreciation) on investments   (22,077,316)    12,026,657

                                                                        ------------   ------------

   Net increase in net assets resulting from operations                    8,451,318     29,599,629

                                                                        ------------   ------------

Distributions to shareholders:

   Net investment income                                                    (304,781)      (208,945)

   Net realized gain on investments                                      (29,990,344)   (16,915,440)

   In excess of net realized gain on investments                            (817,904)            --

                                                                        ------------   ------------

   Total distributions to shareholders                                   (31,113,029)   (17,124,385)

                                                                        ------------   ------------

Capital share transactions:

   Net increase in net assets from capital share transactions              2,445,282      8,249,947

                                                                        ------------   ------------

   Net increase (decrease) in net assets                                 (20,216,429)    20,725,191

Net Assets:

   Beginning of period                                                   176,086,158    155,360,967

                                                                        ------------   ------------

   End of period                                                         155,869,729    176,086,158

                                                                        ============   ============




                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Notes to Financial Statements

December 31, 2000



---------------

1. Organization

---------------



      The Gabelli Capital Asset Fund (the "Fund") is a series of Gabelli Capital

Series Funds, Inc. (the "Company") which was organized on April 8, 1993 as a

Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

("Guardian").



----------------------------------

2. Significant Accounting Policies

----------------------------------



      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.



Security Valuation.



      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers

Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC

(the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of

Directors, or from a dealer maintaining an active market in those securities.

Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.



Securities Transactions and Investment Income.



      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.



Dividends and Distributions to Shareholders.



      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.



      For the year ended December 31, 2000, reclassifications were made to decrease distributions in excess of net investment income for $3,877 with an offsetting adjustment to distributions in excess of net realized gain on investments.



Provision for Income Taxes.



      The Fund has qualified and intends to continue to qualify as a regulated investment company under



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



Notes to Financial Statements

December 31, 2000 (Continued)



Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a

Federal income tax provision is not required.



Organizational Expenses.



      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.



-------------------------------------

3. Agreements with Affiliated Parties

-------------------------------------



      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the

Fund, the Manager and the Adviser, the Adviser, under the supervision of the

Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund,

provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the

"Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the

Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.



-----------------------

4. Portfolio Securities

-----------------------



      Purchases and proceeds from the sales of securities for the year ended

December 31, 2000, other than short term securities, aggregated $103,665,875 and

$135,912,154, respectively.



-------------------------------

5. Transactions with Affiliates

-------------------------------



      During the year ended December 31, 2000, the Fund paid brokerage commissions of $200,137 to Gabelli & Company, Inc. and its affiliates.



-----------------

6. Line of Credit

-----------------



      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2000.



      The average daily amount of borrowings outstanding within the year ended

December 31, 2000 was $147,325, with a related weighted average interest rate of

7.01%. The maximum amount borrowed at any time during the year ended December

31, 2000 was $4,793,000.



-----------------------------

7. Capital Stock Transactions

-----------------------------



      Transactions in shares of capital stock were as follows:





                                               Year Ended                      Year Ended

                                            December 31, 2000               December 31, 1999

                                            -----------------               -----------------

                                        Shares            Amount        Shares          Amount

                                        ------            ------        ------          ------


Shares sold                              931,710      $ 16,696,053     2,216,370      $ 39,308,449

Shares issued upon reinvestment

  of dividends                         2,153,151        31,113,029     1,002,599        17,124,386

Shares redeemed                       (2,558,983)      (45,363,800)   (2,738,935)      (48,182,888)

                                      ----------      ------------    ----------      ------------

  Net increase                           525,878      $  2,445,282       480,034      $  8,249,947

                                      ==========      ============    ==========      ============




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Financial Highlights



Selected data for a share of capital stock outstanding throughout the periods indicated:





                                                                                 Year Ended December 31,

                                                              ------------------------------------------------------------

                                                                2000          1999        1998        1997         1996

                                                              ------------------------------------------------------------


Operating performance:

   Net asset value, beginning of period ...................   $  17.48      $  16.20    $  15.31    $  11.55      $ 10.70

                                                              --------      --------    --------    --------      -------

   Net investment income ..................................       0.04          0.02        0.03        0.02         0.02

   Net realized and unrealized gain on investments ........       0.87          3.15        1.74        4.88         1.16

                                                              --------      --------    --------    --------      -------

   Total from investment operations .......................       0.91          3.17        1.77        4.90         1.18

                                                              --------      --------    --------    --------      -------



Distributions to shareholders:

   Net investment income ..................................      (0.04)        (0.02)      (0.03)      (0.02)       (0.02)

   In excess of net investment income .....................      (0.00)(a)        --          --          --           --

   Net realized gain on investments .......................      (3.54)        (1.87)      (0.78)      (1.12)       (0.31)

   In excess of net realized gain on investments ..........      (0.10)           --       (0.07)      (0.00)(a)       --

                                                              --------      --------    --------    --------      -------

   Total distributions ....................................      (3.68)        (1.89)      (0.88)      (1.14)       (0.33)

                                                              --------      --------    --------    --------      -------

   Net asset value, end of period .........................   $  14.71      $  17.48    $  16.20    $  15.31      $ 11.55

                                                              ========      ========    ========    ========      =======



   Total return + .........................................        5.6%         19.8%       11.7%       42.6%        11.0%

                                                              ========      ========    ========    ========      =======



Ratios to average net assets and supplemental data:



   Net assets, end of period (in 000's) ...................   $155,870      $176,086    $155,361    $105,350      $51,462

   Ratio of net investment income to average net assets ...       0.18%         0.13%       0.19%       0.17%        0.21%

   Ratio of operating expenses to average net assets (b) ..       1.09%         1.08%       1.12%       1.17%        1.31%

   Portfolio turnover rate ................................         64%           54%         43%         65%          53%




+     Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)   Amount represents less than $0.005 per share.

(b)   The Fund incurred interest expense during the year ended December 31,

      2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.



                       See notes to financial statements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund

--------------------------



Report of Ernst & Young LLP, Independent Auditors



To the Shareholders and Board of Directors of

Gabelli Capital Asset Fund

(a series of Gabelli Capital Series Fund, Inc.)



      We have audited the accompanying statement of assets and liabilities,

including the portfolio of investments, of the Gabelli Capital Asset Fund (the

"Fund") (a series of Gabelli Capital Series Fund, Inc.) as of December 31, 2000,

and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the

Gabelli Capital Asset Fund of Gabelli Capital Series Fund, Inc. as of December

31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.





                                                     /s/ Ernst & Young LLP



New York, New York

February 7, 2001



--------------------------------------------------------------------------------

                      This page intentionally left blank.